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                                                                    EXHIBIT 10.2

                          AMENDMENT TO CREDIT AGREEMENT

      THIS AMENDMENT TO CREDIT AGREEMENT, dated as of September ___, 2004 (this "Amendment"), is between COVANSYS CORPORATION, a Michigan corporation (the "Borrower"), the lender set forth on the signature pages hereof (the "Lender") and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, as agent for the Lender (in such capacity, the "Agent").

                                    RECITALS

      A. The Borrower, the Agent and the Lender are parties to a Credit Agreement, dated as of September 7, 2004 (as now and hereafter amended, the "Credit Agreement").

      B. The Borrower desires to amend the Credit Agreement and the Agent and the Lender are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

      In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

      Upon fulfillment of the conditions set forth in Article 3 hereof, the Credit Agreement shall be amended as follows:

      1.1 The definition of "Change of Control" in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower or (ii) for so long as any Subordinated Indebtedness shall remain outstanding under the Subordinated Notes, any "Change of Control" as defined in the Subordinated Notes; provided, however, the transfers of ownership in connection with Recapitalization Transaction shall not be considered a "Change of Control".

      1.2 Article I of the Credit Agreement shall be amended by deleting the reference in the definition of "Facility Termination Date" to "September 7, 2006" and inserting "December 28, 2005" in place thereof.

      1.3 Article VII of the Credit Agreement shall be amended to add a new
Section 7.16 at the end thereof to read as follows:

                  7.16 Any "Event of Default" (as defined in the Subordinated
            Notes) shall occur under any of the Subordinated Notes.

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                                   ARTICLE 2.
                                 REPRESENTATIONS

      The Borrower represents and warrants to the Agent and the Lender that:

      2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

      2.2 This Amendment is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof.

      2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

      2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                           CONDITIONS OF EFFECTIVENESS

      This Amendment shall not become effectiveness until each of the following has been satisfied:

      3.1 This Amendment shall be signed by the Borrower, the Lender and the Agent.

                                   ARTICLE 4.
                                  MISCELLANEOUS

      4.1 References in the Credit Agreement, the Note, or in any certificate, instrument or other document to the "Credit Agreement" or the "Note" shall be deemed to be references to the Credit Agreement or the Note, as the case may be, as amended hereby and as further amended from time to time.

      4.2 The Borrower agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

      4.3 The Borrower acknowledges and agrees that the Agent and the Lender have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent and the Lender are reasonable and appropriate under the circumstances and within its rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Borrower represents and warrants that it is not aware of any claims or causes of action against the Agent, the Lender, any participant lender or any of their successors or assigns.

      4.4 Except as expressly amended hereby, the Borrower agrees that the Credit Agreement, the Note and all other documents and agreements executed by the Borrower in connection with the Credit Agreement in favor of the Agent and the Lender are ratified and confirmed and shall remain in full force

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and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of September __, 2004.

                                    COVANSYS CORPORATION

                                    By:________________________________________

                                      Its:_____________________________________

                                    BANK ONE, NA, as Agent and as Lender

                                    By:________________________________________

                                      Its:_____________________________________

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